SERIES C 8% CONVERTIBLE PREFERRED STOCK

       NUMBER                                                    SHARES
    ------------                                              ------------
    XXXXXXXXXXXX                                              XXXXXXXXXXXX
--------------------------------------------------------------------------------

                          ELITE PHARMACEUTICALS, INC.

------------  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  ------------

              ----------------------------------------------------
                                                         SEE REVERSE SIDE FOR
65,000,000 SHARES OF COMMON STOCK                        CERTAIN DEFINITIONS AND
PAR VALUE $0.01 PER SHARE                                LEGENDS
4,483,442 SHARES OF PREFERRED STOCK
PAR VALUE $0.01 PER SHARE

THIS CERTIFIES THAT __________________*S*P*E*C*I*M*E*N*__________________ IS THE

REGISTERED HOLDER OF _____________________*N*O*N*E*______________________ SHARES
                           FULLY PAID AND NON-ASSESSABLE SHARES OF
              THE SERIES C 8% CONVERTIBLE PREFERRED STOCK, $0.01 PAR VALUE, OF

                                 ELITE PHARMACEUTICALS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

   _XXXXXXXXXXXXXXX_ this _XXXXXXXXXXXXXXX_ day of _XXXXXXXXXXXX_ A.D. 20_XX_

        /s/ illegible                                      /s/ illegible
                       ELITE PHARMACEUTICALS, INC.
          SECRETARY           CORPORATE SEAL                PRESIDENT
                                   1997

JERSEY TRANSFER AND TRUST CO.   __XXXXXXXXXXXXXXXX__
201 BLOOMFIELD AVE.             AUTHORIZED SIGNATURE
VERONA, NJ 07044                   TRANSFER AGENT

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.




For Value Received, ______ hereby sell, assign and transfer unto

________________________________________________________________

_________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________ Attorney

to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

      Dated ___________________________ 20 _____
                  In presence of

________________________________________________________________


            NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
       MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
     FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
       ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.